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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event)October 12, 1995





                 ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)        1-6154
(I.R.S. Employer
Identification Number)          74-1494554



250 E. Carpenter Freeway, Irving, Texas                          75062-2729
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (214) 541-4000
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Item 5.  Other Events.

     On October 12, 1995, Ford Motor Company, the ultimate parent of the Registrant, announced that it is reviewing its own possible strategic actions, which could include a partial sale of the Registrant's immediate parent corporation, Associates First Capital Corporation. Ford has stated that whether any transaction would occur, and the possible timing of any such transaction, have not been determined. A copy of the news release dated October 12, 1995 issued by Ford Motor Company is attached as an Exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(C)  Exhibits.

    20 -    News release by Ford Motor Company dated October 12, 1995.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES CORPORATION OF NORTH AMERICA




                            By:  /s/ James E. Jack
                             Senior Executive Vice President
                             and Chief Financial Officer



Date: October 16, 1995
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                             INDEX TO EXHIBITS



Exhibit
Number

20    -    News release by Ford Motor Company dated October 12, 1995.




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